DUNCAN-HURST AGGRESSIVE GROWTH FUND
                     DUNCAN-HURST LARGE CAP GROWTH-20 FUND,
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                          SUPPLEMENT DATED JULY 1, 1999
                       TO PROSPECTUS DATED MARCH 31, 1999

         1. Shareholders of the Funds may exchange their shares for shares of Duncan-Hurst International Growth Fund (the "International Fund"). These exchanges are subject to the same terms and conditions as set forth under "How to Exchange Shares" on page 11 of the Funds' Prospectus. Shareholders should obtain a copy of the International Fund prospectus and read it before making an investment.


         2. The following replaces the information contained on pages 3 and 4 of the Funds' Prospectus relating to Class R shares:

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                   LARGE CAP         AGGRESSIVE
                                                   GROWTH-20           GROWTH
                                                   ---------         ----------
Management Fees                                      1.00%             1.00%
Distribution and Services (12b-1) Fees               0.25%             0.25%
Other Expenses                                       2.50%             2.50%
                                                    -----             -----
Total Annual Fund Operating Expenses                 3.75%             3.75%
Fee Reduction and/or Expense Reimbursement          (2.27%)           (2.27%)
                                                    -----             -----
Net Expenses                                         1.48%             1.48%
                                                    =====             =====

----------
*Other Expenses are estimated for the first fiscal year of each Fund. The Adviser has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that Total Fund Operating Expenses will not exceed 1.48% for each Fund. The Adviser reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if a Fund's expenses are less than the limit agreed to by the Funds. The Trustees may terminate this expense reimbursement arrangement at any time.

EXAMPLE

This example is intended to help you compare the costs of investing in Class R shares of the Funds with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                                    1 Year            3 Years
                                                    ------            -------

Duncan-Hurst Large Cap Growth-20 Fund                $151              $468
Duncan-Hurst Aggressive Growth Fund                  $151              $468